UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21284

AllianzGI Convertible & Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 29, 2016

Date of reporting period: February 29, 2016

Item 1. Report to Shareholders

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

Annual Report

February 29, 2016

Table of Contents

2 – 3	Letter from the President
4	Fund Insights
5 – 7	Performance & Statistics
8 – 27	Schedules of Investments
28	Statements of Assets and Liabilities
29	Statements of Operations
30 – 31	Statements of Changes in Net Assets
32	Statements of Cash Flows
33 – 44	Notes to Financial Statements
45 – 46	Financial Highlights
47	Report of Independent Registered Public Accounting Firm
48	Tax Information
49	Annual Shareholder Meeting Results
50	Changes to the Board of Trustees/Proxy Voting Policies & Procedures
51 – 52	Privacy Policy
53 – 54	Dividend Reinvestment Plan
55 – 59	Board of Trustees
60	Fund Officers

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder:

The US economy continued to expand during the reporting period. However, despite highly accommodative monetary policies set by central banks around the world, growth in many developed countries was relatively tepid. Against this backdrop, global equities produced weak results, while the global bond market posted a modest gain.

For the periods ended February 29, 2016

■	AllianzGI Convertible & Income Fund returned -25.92% on net asset value (“NAV”) and -38.23% on market price.

■	AllianzGI Convertible & Income Fund II returned -26.21% on NAV and -40.34% on market price.

In comparison, the Standard & Poor’s (“S&P”) 500 Index, an unmanaged index generally representative of the US stock market, declined 6.19% and the BofA Merrill Lynch High Yield Master II Index, an unmanaged index generally representative of the high yield bond market, fell 8.54% during the 12-month reporting period. Convertible securities, which share characteristics of both stocks and bonds, generated even weaker results. The BofA Merrill Lynch All Convertibles Index, an unmanaged index generally representative of the convertible securities market, returned -11.70% for the period.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.6% during the first quarter of 2015. US economic activity then improved, as the US Department of Commerce (“Commerce Department”) reported that GDP expanded at a 3.9% annual pace during the second quarter of 2015. However, economic growth then moderated, as GDP grew at an annual pace of 2.0% during the third quarter of 2015. US economic activity decelerated further, as the Commerce Department’s final reading, released after the reporting period had ended, showed that GDP grew at an annual pace of 1.4% for the fourth quarter of 2015.

After a prolonged period of accommodative monetary policy, the US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade at its meeting in December 2015. The U.S. central bank boosted the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. In its official statement following its meeting in December the Fed said, “the stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation. The [Federal Open Market] Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” The Fed then chose to keep rates on hold at its meetings in January and March 2016.

2	Annual Report	| February 29, 2016

Outlook

In our view, the opportunities and risks on the horizon for 2016 are similar to those that emerged in 2015. Global economic growth will likely remain muted and monetary policies across the world should stay benign, even as the US takes a divergent path. Over the course of 2015, volatility returned to markets and correlations between many asset classes broke down. We expect more of this in 2016, as policy and politics highlight differences in the global economy. As 2015 progressed,

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estimates for global GDP growth were steadily revised lower. Our expectations for 2016 remain cautious, given the ongoing environment of financial repression. The US delivered mixed results in 2015 and we foresee a similar outcome in 2016, with the economy expanding 2%-2.5%.

We continue to advocate holding on to risk assets relative to bonds over the long run. However, there are several headwinds at this juncture, including the prospect of continued Fed interest rate hikes, above average valuations in some asset classes that are above historical averages, low earnings growth, liquidity and political risks. Against this backdrop, we believe the market is in a low return environment. We will remain flexible and active to put our shareholders in a position to benefit from volatility at an asset-class level. As always, our investment teams will also use in-depth research and focus on quality and sustainability, to help them navigate the markets.

For specific information on the Funds and their performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Allianz Global Investors U.S. LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo
President & Chief Executive Officer

February 29, 2016 |	Annual Report	3

Fund Insights

AllianzGI Convertible & Income Funds

February 29, 2016 (unaudited)

For the period of March 1, 2015 through February 29, 2016, as provided by Doug Forsyth, Portfolio Manager.

For the fiscal twelve-month period ended February 29, 2016, AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II (the “Funds”) returned -25.92% and -26.21% on net asset value (“NAV”) and -38.23% and -40.34% on market price, respectively.

AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II announced dividend changes in September of 2015. The dividend reductions were made in large part in recognition of changing market dynamics and to better align the dividend rates of the two Funds with their current and projected level of earnings.

Market Environment

Several factors influenced the convertible and high-yield markets during the period — most notably oil prices, technical pressure and negative sentiment, the Fed’s activity, earnings and the dollar and global economic data.

The decline in the price of oil and other commodities had a significant impact on fundamental and operating statistics of the issuers within those industries, but had an even greater impact on investor sentiment. The decline in oil prices was a detractor for both high yield bonds and convertibles.

Broker-dealer and bank regulations continued to weigh on the market. Reduced market making activities by broker-dealers and banks, brought about by government regulators and the desire to reduce risk exposure, has made for inefficient transfer pricing. The market making activities by broker dealers and banks have been reduced by government regulators. Market making activities by the aforementioned groups historically helped act as a smoothing mechanism for pricing (price discovery) in the high yield market.

In December, the Fed increased the federal funds rate by 25 basis points. This level remains extremely accommodative, and while directionally different, it was still aligned with global monetary policy decision makers, who remained largely accommodative.

One more tangible aspect of a relatively better US economy and a tightening Fed was the continued strength of the US dollar. The strong dollar did not help earnings trends of multinationals or aid in exports. It also coincided with the decline in many commodity prices.

The Fed increased interest rates in the fourth quarter because the US economy grew in 2015 and amid expectations that the economy could achieve sustainable growth in 2016. Economic conditions in the US continued to provide evidence that defaults will remain subdued. Unemployment fell to a more than seven-year low of 5.0%. Additionally, consumer spending expanded, housing values increased and automobile sales reached a record high.

Portfolio Specifics

In the convertible sleeve of the Funds, an overweight sector allocation to consumer staples benefited performance during the reporting period, relative to the convertibles universe. Positive security selection in the consumer discretionary sector aided relative performance. In addition, relative performance benefited from both an overweight to and positive security selection within the financials sector. Conversely, an overweight to the energy sector hindered relative returns. The Funds’ holdings in the media and technology sectors lagged their peers and adversely impacted performance.

In the high-yield sleeve of the Funds, positive security selection in the telecomm-wireline integrated & services and transportation infrastructure/services sectors aided relative performance. Additionally, an overweight to and positive security selection in the gaming sector benefited performance. The Funds’ holdings in the theaters & entertainment, energy and metals/mining ex. steel sectors lagged their peers and adversely impacted performance.

It is worth noting that the Funds are exposed to risks associated with leverage, which may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage.

4	Annual Report	| February 29, 2016

Performance & Statistics

AllianzGI Convertible & Income Fund

February 29, 2016 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	-38.23%	-25.92%
5 Year	-3.73%	1.08%
10 Year	1.13%	3.13%
Commencement of Operations (3/31/03) to 2/29/16	4.18%	5.60%

Market Price/NAV Performance:

Commencement of Operations (3/31/03) to 2/29/16

Market Price/NAV:
Market Price	$4.92
NAV(2)	$5.50
Discount to NAV	-10.55%
Market Price Yield(3)	15.85%
Leverage(4)	42.42%

Moody’s Ratings*

(as a % of total investments)

February 29, 2016	| Annual Report	5

Performance & Statistics

AllianzGI Convertible & Income Fund II

February 29, 2016 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	-40.34%	-26.21%
5 Year	-4.07%	0.98%
10 Year	0.86%	2.36%
Commencement of Operations (7/31/03) to 2/29/16	2.99%	4.34%

Market Price/NAV Performance:

Commencement of Operations (7/31/03) to 2/29/16

Market Price/NAV:
Market Price	$4.46
NAV(2)	$4.89
Discount to NAV	-8.79%
Market Price Yield(3)	15.47%
Leverage(4)	42.95%

Moody’s Ratings*

(as a % of total investments)

6	Annual Report	| February 29, 2016

Performance & Statistics

AllianzGI Convertible & Income Funds

February 29, 2016 (unaudited)

* Bond ratings apply to the underlying holdings of the Funds and not the Funds themselves and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). Presentation of credit ratings information in this report use ratings provided by Moody’s for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ consideration of industry practice. Bonds not rated by Moody’s or bonds that do not have a rating available from Moody’s are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and generally do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Allianz Global Investors U.S. LLC, the sub-adviser to the Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Funds’ financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at February 29, 2016.

(4) Represents Preferred Shares (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

February 29, 2016	| Annual Report	7

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2016

Principal Amount (000s)		Value
Corporate Bonds & Notes – 37.7%
	Advertising – 0.4%
$5,650	Affinion Group, Inc., 7.875%, 12/15/18	$3,185,187
	Aerospace & Defense – 1.3%
7,135	Erickson, Inc., 8.25%, 5/1/20	4,530,725
5,151	Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	3,734,475
2,560	TransDigm, Inc., 6.50%, 5/15/25 (a)(b)	2,467,200
		10,732,400
	Air Freight & Logistics – 1.1%
	XPO Logistics, Inc. (a)(b),
2,830	6.50%, 6/15/22	2,688,500
6,820	7.875%, 9/1/19	7,067,225
		9,755,725
	Chemicals – 1.3%
7,500	Chemours Co., 6.625%, 5/15/23 (a)(b)	5,456,250
5,745	OMNOVA Solutions, Inc., 7.875%, 11/1/18	5,601,375
		11,057,625
	Commercial Services – 2.2%
11,500	Cenveo Corp., 11.50%, 5/15/17	7,848,750
5,705	DynCorp International, Inc., 10.375%, 7/1/17	4,300,144
7,375	Monitronics International, Inc., 9.125%, 4/1/20	6,287,187
		18,436,081
	Commercial Services & Supplies – 0.6%
5,585	West Corp., 5.375%, 7/15/22 (a)(b)	5,019,519
	Construction Materials – 0.9%
7,310	US Concrete, Inc., 8.50%, 12/1/18	7,602,400
	Consumer Finance – 0.9%
3,210	Navient Corp., 8.45%, 6/15/18	3,428,697
4,935	Springleaf Finance Corp., 8.25%, 10/1/23	4,305,788
		7,734,485
	Diversified Financial Services – 1.8%
1,923	Affinion International Holdings Ltd., 7.50%, 7/30/18 (a)(b)	1,403,790
	Community Choice Financial, Inc.,
10,085	10.75%, 5/1/19	3,328,050
7,130	12.75%, 5/1/20 (a)(b)	2,459,850
	Nationstar Mortgage LLC / Nationstar Capital Corp.,
2,500	7.875%, 10/1/20	2,362,500
5,300	9.625%, 5/1/19	5,478,875
		15,033,065
	Diversified Telecommunications Services – 0.5%
4,400	Frontier Communication Corp., 10.50%, 9/15/22 (a)(b)	4,477,000
	Electrical Components & Equipment – 0.7%
6,980	WireCo WorldGroup, Inc., 9.50%, 5/15/17	6,177,300
	Electronic Equipment, Instruments & Components – 0.7%
7,725	Kemet Corp., 10.50%, 5/1/18	5,697,187

8	Annual Report	| February 29, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2016 (continued)

Principal Amount (000s)		Value
	Entertainment – 0.5%
$4,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	$4,140,000
	Health Care Providers & Services – 2.4%
5,430	DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	5,535,206
7,955	Kindred Healthcare, Inc., 8.75%, 1/15/23	7,169,444
	Tenet Healthcare Corp.,
3,500	5.00%, 3/1/19	3,360,000
4,530	8.125%, 4/1/22	4,476,184
		20,540,834
	Healthcare-Products – 1.0%
8,885	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	8,240,838
	Holding Companies-Diversified – 0.5%
5,265	Horizon Pharma Financing, Inc., 6.625%, 5/1/23 (a)(b)	4,659,525
	Hotels, Restaurants & Leisure – 1.1%
8,405	MGM Resorts International, 11.375%, 3/1/18	9,686,762
	Household Durables – 1.5%
	Beazer Homes USA, Inc.,
2,945	7.25%, 2/1/23	2,105,151
5,045	9.125%, 5/15/19	4,527,887
3,950	Jarden Corp., 7.50%, 5/1/17	4,063,563
1,800	Lennar Corp., 12.25%, 6/1/17	2,011,500
		12,708,101
	Independent Power & Renewable Electricity Producers – 1.2%
5,585	NRG Energy, Inc., 6.25%, 5/1/24	4,663,475
7,090	TerraForm Power Operating LLC, 5.875%, 2/1/23 (a)(b)	5,352,950
		10,016,425
	Internet & Catalog Retail – 0.3%
2,800	Netflix, Inc., 5.875%, 2/15/25	2,947,000
	Internet Software & Services – 2.0%
	EarthLink, Inc.,
2,800	7.375%, 6/1/20	2,835,000
7,488	8.875%, 5/15/19	7,506,720
6,805	Rackspace Hosting, Inc., 6.50%, 1/15/24 (a)(b)	6,430,725
		16,772,445
	Iron/Steel – 0.5%
7,305	AK Steel Corp., 8.375%, 4/1/22	3,835,125
	Lodging – 0.5%
12,385	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18 (c)	4,148,975
	Machinery – 1.3%
5,250	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(b)	3,871,875
3,997	Commercial Vehicle Group, Inc., 7.875%, 4/15/19	3,357,480
6,755	Navistar International Corp., 8.25%, 11/1/21	4,120,550
		11,349,905
	Media – 3.4%
7,370	Cablevision Systems Corp., 8.00%, 4/15/20	7,001,500
5,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.00%, 1/15/19	5,111,625

February 29, 2016	| Annual Report	9

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2016 (continued)

Principal Amount (000s)		Value
	Media (continued)
$8,355	McClatchy Co., 9.00%, 12/15/22	$7,383,731
8,220	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.75%, 4/1/21	8,980,350
4,671	SFX Entertainment, Inc., 9.625%, 2/1/19 (a)(b)(c)(l)	350,325
		28,827,531
	Metals & Mining – 1.3%
6,590	ArcelorMittal, 10.85%, 6/1/19	6,968,925
3,680	HudBay Minerals, Inc., 9.50%, 10/1/20	2,117,325
	Thompson Creek Metals Co., Inc.,
8,295	7.375%, 6/1/18	1,430,887
830	12.50%, 5/1/19	151,475
		10,668,612
	Miscellaneous Manufacturing – 0.7%
	Harland Clarke Holdings Corp. (a)(b),
7,350	9.25%, 3/1/21	4,841,813
900	9.75%, 8/1/18	869,625
		5,711,438
	Multiline Retail – 0.4%
2,835	Dollar Tree, Inc., 5.75%, 3/1/23 (a)(b)	3,029,906
	Oil & Gas – 0.3%
	BreitBurn Energy Partners LP / BreitBurn Finance Corp.,
5,055	7.875%, 4/15/22	530,775
6,680	8.625%, 10/15/20	718,100
1,700	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	1,032,750
8,050	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	203,762
450	Vanguard Natural Resources LLC / VNR Finance Corp., 7.00%, 2/15/23 (a)(b)	155,250
		2,640,637
	Oil, Gas & Consumable Fuels – 0.5%
7,225	EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	2,095,250
4,530	Sanchez Energy Corp., 6.125%, 1/15/23	1,744,050
		3,839,300
	Paper & Forest Products – 0.4%
3,000	Louisiana-Pacific Corp., 7.50%, 6/1/20	3,120,000
	Pharmaceuticals – 0.7%
2,290	Endo Finance LLC & Endo Finco, Inc., 5.875%, 1/15/23 (a)(b)	2,290,000
4,000	Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21 (a)(b)	3,680,000
		5,970,000
	Real Estate Investment Trust – 0.3%
3,085	Kennedy-Wilson, Inc., 5.875%, 4/1/24	2,961,600
	Retail – 0.8%
9,465	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)	6,719,204
	Semiconductors & Semiconductor Equipment – 0.9%
3,745	Amkor Technology, Inc., 6.375%, 10/1/22	3,393,906
5,050	Micron Technology, Inc., 5.875%, 2/15/22	4,658,120
		8,052,026

10	Annual Report	| February 29, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2016 (continued)

Principal Amount (000s)		Value
	Specialty Retail – 0.7%
$3,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (a)(b)	$2,021,250
5,500	Conn’s, Inc., 7.25%, 7/15/22	4,317,500
		6,338,750
	Telecommunications – 1.4%
7,370	Consolidated Communications, Inc., 6.50%, 10/1/22	6,043,400
7,655	Windstream Corp., 7.50%, 4/1/23	5,821,704
		11,865,104
	Wireless Telecommunication Services – 0.7%
7,205	Sprint Communications, Inc., 11.50%, 11/15/21	6,142,262
Total Corporate Bonds & Notes (cost-$421,581,640)		319,840,279

Shares
Convertible Preferred Stock – 32.4%
	Banks – 3.5%
9,695	Huntington Bancshares, Inc., 8.50% (d)	13,127,030
13,990	Wells Fargo & Co., Ser. L, 7.50%, (d)	16,393,342
		29,520,372
	Commercial Services & Supplies – 0.9%
85,535	Stericycle, Inc., 5.25%, 9/15/18	7,475,759
	Diversified Financial Services – 1.7%
13,220	Bank of America Corp., Ser. L, 7.25%, (d)	14,562,491
	Diversified Telecommunications Services – 2.1%
175,845	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	17,830,683
	Electric Utilities – 0.4%
85,390	Exelon Corp., 6.50%, 6/1/17	3,787,047
	Food Products – 0.9%
105,950	Tyson Foods, Inc., 4.75%, 7/15/17	7,638,995
	Health Care Providers & Services – 4.6%
216,485	Anthem, Inc., 5.25%, 5/1/18	9,577,296
127,130	Goldman Sachs Group, Inc., 8.00%, 3/31/16 (Laboratory Corp. of America Holdings) (e)	13,130,749
240,300	JPMorgan Chase & Co., 8.00%, 5/5/16 (HCA Holding, Inc.) (e)	15,384,006
2,280	Kindred Healthcare, Inc., 7.50%, 12/1/17	1,284,142
		39,376,193
	Independent Power & Renewable Electricity Producers – 0.7%
156,435	Dynegy, Inc., 5.375%, 11/1/17	5,872,570
	Machinery – 2.2%
171,185	Stanley Black & Decker, Inc., 6.25%, 11/17/16	18,311,659
	Media – 0.0%
6,750	SFX Entertainment, Inc., Ser. B, 9.00%, 9/17/19 (a)(c)(f)(l)	67
	Metals & Mining – 0.2%
46,705	Alcoa, Inc., 5.375%, 10/1/17	1,396,480
	Multi-Utilities – 2.1%
239,645	AES Trust III, 6.75%, 10/15/29	11,982,250
128,500	Dominion Resources, Inc., 6.375%, 7/1/17	6,234,820
		18,217,070

February 29, 2016	| Annual Report	11

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2016 (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 2.3%
159,375	Anadarko Petroleum Corp., 7.50%, 6/7/18	$4,770,094
14,100	Energy XXI Bermuda Ltd., 5.625% (d)	94,735
40,000	Hess Corp., 8.00%, 2/1/19	2,227,200
173,410	Kinder Morgan, Inc., 9.75%, 10/26/18	7,579,751
124,235	PetroQuest Energy, Inc., 6.875% (d)	2,224,577
230,425	Sanchez Energy Corp., 6.50%, 4/16/18 (d)	2,032,348
20,550	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	293,043
30,295	WPX Energy, Inc., 6.25%, 7/31/18	684,667
		19,906,415
	Pharmaceuticals – 3.1%
14,510	Allergan PLC, Ser. A, 5.50%, 3/1/18	14,016,370
13,805	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	12,387,917
		26,404,287
	Real Estate Investment Trust – 5.6%
439,700	Alexandria Real Estate Equities, Inc., 7.00% (d)	12,135,720
798,310	FelCor Lodging Trust, Inc., Ser. A, 1.95% (d)	20,053,547
208,680	Welltower, Inc., 6.50% (d)	12,151,436
67,560	Weyerhaeuser Co., 6.375%, 7/1/16	3,140,189
		47,480,892
	Technology Hardware, Storage & Peripherals – 1.7%
150,500	Bank of America Corp., 8.00%, 5/10/16 (Apple, Inc.) (e)	14,628,600
	Wireless Telecommunication Services – 0.4%
57,025	T-Mobile US, Inc., 5.50%, 12/15/17	3,653,592
Total Convertible Preferred Stock (cost-$298,117,128)		276,063,172

Principal Amount (000s)
Convertible Bonds & Notes – 24.3%
	Air Freight & Logistics – 0.3%
$2,280	Echo Global Logistics, Inc., 2.50%, 5/1/20	2,178,825
	Automobiles – 1.2%
122,610	Fiat Chrysler, 7.875%, 12/15/16	7,900,682
2,850	Tesla Motors, Inc., 1.25%, 3/1/21	2,253,281
		10,153,963
	Biotechnology – 0.3%
3,420	Cepheid, 1.25%, 2/1/21	2,904,862
	Capital Markets – 2.7%
13,195	BGC Partners, Inc., 4.50%, 7/15/16	13,582,603
16,490	Walter Investment Management Corp., 4.50%, 11/1/19	8,945,825
		22,528,428
	Commercial Services – 1.0%
20,305	Cenveo Corp., 7.00%, 5/15/17	8,528,100
	Consumer Finance – 0.9%
9,950	PRA Group, Inc., 3.00%, 8/1/20	7,431,406
	Diversified Consumer Services – 0.9%
13,510	Ascent Capital Group, Inc., 4.00%, 7/15/20	7,565,600

12	Annual Report	| February 29, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2016 (continued)

Principal Amount (000s)		Value
	Electrical Equipment – 1.0%
$15,365	SolarCity Corp., 1.625%, 11/1/19	$8,719,638
	Electronic Equipment, Instruments & Components – 0.4%
3,615	TTM Technologies, Inc., 1.75%, 12/15/20	3,149,569
	Health Care Equipment & Supplies – 0.3%
3,000	Invacare Corp., 5.00%, 2/15/21 (a)(b)	2,908,860
	Health Care Providers & Services – 0.3%
2,850	Brookdale Senior Living, Inc., 2.75%, 6/15/18	2,707,500
	Independent Power & Renewable Electricity Producers – 0.9%
9,230	NRG Yield, Inc., 3.25%, 6/1/20 (a)(b)	7,580,137
	Internet Software & Services – 0.3%
3,435	Gogo, Inc., 3.75%, 3/1/20 (a)(b)	2,604,177
	Iron/Steel – 0.1%
1,425	AK Steel Corp., 5.00%, 11/15/19	927,141
	IT Services – 0.3%
3,705	ServiceSource International, Inc., 1.50%, 8/1/18	2,801,906
	Life Sciences Tools & Services – 0.1%
1,480	Fluidigm Corp., 2.75%, 2/1/34	762,200
	Machinery – 2.6%
19,455	Meritor, Inc., 7.875%, 3/1/26	20,257,359
5,570	Navistar International Corp., 4.75%, 4/15/19	2,081,788
		22,339,147
	Oil, Gas & Consumable Fuels – 1.8%
11,675	Cheniere Energy, Inc., 4.25%, 3/15/45	6,056,406
17,495	Cobalt International Energy, Inc., 2.625%, 12/1/19	8,003,963
10,295	Energy XXI Ltd., 3.00%, 12/15/18	63,057
2,725	Whiting Petroleum Corp., 1.25%, 4/1/20 (a)(b)	1,006,547
		15,129,973
	Personal Products – 2.1%
19,630	Herbalife Ltd., 2.00%, 8/15/19	17,937,011
	Pharmaceuticals – 1.3%
1,835	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (a)(b)	1,618,241
4,050	Pernix Therapeutics Holdings, Inc., 4.25%, 4/1/21 (a)(b)	1,860,469
9,135	Teligent, Inc., 3.75%, 12/15/19	7,496,409
		10,975,119
	Semiconductors & Semiconductor Equipment – 0.7%
2,950	Inphi Corp., 1.125%, 12/1/20 (a)(b)	2,789,594
20,745	SunEdison, Inc., 3.375%, 6/1/25 (a)(b)	3,306,234
		6,095,828
	Software – 0.8%
8,695	FireEye, Inc., 1.625%, 6/1/35 (a)(b)	6,890,787
	Specialty Retail – 0.9%
9,000	Restoration Hardware Holdings, Inc., zero coupon, 6/15/19 (a)(b)	7,104,375
	Thrifts & Mortgage Finance – 0.8%
6,535	MGIC Investment Corp., 5.00%, 5/1/17	6,808,653

February 29, 2016	| Annual Report	13

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2016 (continued)

Principal Amount (000s)		Value
	Tobacco – 2.3%
	Vector Group Ltd. (i)
$5,665	1.75%, 4/15/20	$6,291,691
8,780	2.50%, 1/15/19	13,099,707
		19,391,398
Total Convertible Bonds & Notes (cost-$253,191,349)		206,124,603
Senior Loans (a)(f) – 0.7%
	Media – 0.7%
4,286	SFX Entertainment, Inc., 10.00%, 1/31/17, Term B, DIP, PIK (h)(k)(l)	4,285,507
1,636	SFXE Netherlands Holding Coöperatief U.A., 20.00%, 1/31/17, Term B, DIP (k)(l)	1,636,598
Total Senior Loans (cost-$5,922,105)		5,922,105

Shares
Common Stock – 0.4%
	Advertising – 0.4%
173,720	Affinion Group Holdings, Inc., Class A (cost-$3,080,312) (f)(g)(j)(l) (acquisition cost-$3,080,312; purchased 11/9/15-11/12/15)	3,635,960

Principal Amount (000s)
Short-Term Investment – 4.5%
	Time Deposit – 4.5%
$38,247	ANZ National Bank - London, 0.15%, 3/1/16 (cost-$38,247,270)	38,247,270
	Total Investments (cost-$1,020,139,804) – 100.0%	$849,833,389

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $118,903,375, representing 14.0% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	In default.

(d)	Perpetual maturity. The date shown, if any, is the next call date.

(e)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(f)	Fair-Valued-Securities with value of $9,558,132 representing 1.1% of total investments. See Note 1(b) in Notes to Financial Statements.
(g)	Restricted. The aggregate acquisition cost is $3,080,312. The aggregate value is $3,635,960, representing 0.4% of total investments.

(h)	$2,952,687 of this amount is being held in escrow for the benefit of the debtor by an agent. PIK interest is not charged on the amount held in escrow until drawn by the debtor.

(i)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(j)	Non-income producing.

(k)	Debtor-in-possession financial obligations.
(l)	Illiquid.

14	Annual Report	| February 29, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2016 (continued)

(m)	Fair Value Measurements-See Note 1(b) in Notes to Financial Statements

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/29/16
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$–	$11,705,015	$3,328,050	$15,033,065
Oil, Gas & Consumable Fuels	–	2,095,250	1,744,050	3,839,300
All Other	–	300,967,914	–	300,967,914
Convertible Preferred Stock:
Banks	16,393,342	13,127,030	–	29,520,372
Health Care Providers & Services	9,577,296	1,284,142	28,514,755	39,376,193
Media	–	–	67	67
Oil, Gas & Consumable Fuels	15,554,755	4,351,660	–	19,906,415
Pharmaceuticals	14,016,370	12,387,917	–	26,404,287
Real Estate Investment Trust	35,345,172	12,135,720	–	47,480,892
Technology Hardware, Storage & Peripherals	–	–	14,628,600	14,628,600
All Other	98,746,346	–	–	98,746,346
Convertible Bonds & Notes	–	206,124,603	–	206,124,603
Senior Loans	–	–	5,922,105	5,922,105
Common Stock	–	–	3,635,960	3,635,960
Short-Term Investment	–	38,247,270	–	38,247,270
Totals	$189,633,281	$602,426,521	$57,773,587	$849,833,389

At February 29, 2016, securities valued at $27,487,327 were transferred from Level 1 to Level 2. This transfer was a result of securities with an exchange-traded closing price at February 28, 2015, using an evaluated mean price February 29, 2016.

February 29, 2016	| Annual Report	15

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2016 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 29, 2016, was as follows:

	Beginning Balance 2/28/15	Purchases		Sales		Accrued Discounts (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$–	$–		$–		$–	$–
Oil, Gas & Consumable Fuels	–	4,394,100		–		11,130	–
Convertible Preferred Stock:
Automobiles	18,538,604	–		(17,274,572	)†	–	–
Banks	16,265,560	–		(17,633,230	)†	–	–
Electronic Equipment, Instruments & Components	18,073,620	–		(18,184,320	)†	–	–
Energy Equipment & Services	17,643,294	–		(19,489,102	)†	–	–
Food Products	15,175,740	–		(16,381,771	)†	–	–
Health Care Equipment & Supplies	19,120,261	–		(18,680,531)		–	913,287
Health Care Providers & Services	20,297,075	34,697,388		(21,035,429)		–	2,992,332
Internet Software & Services	16,482,240	–		(18,022,212	)†	–
Media	–	6,750,000		–		–	–
Multiline Retail	16,338,624	–		(17,304,576	)†	–	–
Oil, Gas & Consumable Fuels	14,301,428	–		(14,612,820)		–	(3,577,006)
Pharmaceuticals	16,504,768	–		(19,741,621)		–	3,039,542
Semiconductors & Semiconductor Equipment	34,291,700	–		(31,971,834)		–	(4,910,508)
Technology Hardware, Storage & Peripherals	21,315,600	19,068,350		(20,597,732)		–	3,862,567
Senior Loans	–	5,922,105		–		–	–
Common Stock	–	3,080,312	††	–		–	–
Totals	$244,348,514	$73,912,255		$(250,929,750)		$11,130	$2,320,214

16	Annual Report	| February 29, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2016 (continued)

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 2/29/16
Investments in Securities – Assets (continued)
Corporate Bonds & Notes:
Diversified Financial Services	$–	$3,328,050	$–	$3,328,050
Oil, Gas & Consumable Fuels	(2,661,180)	–	–	1,744,050
Convertible Preferred Stock:
Automobiles	(1,264,032)	–	–	–
Banks	1,367,670	–	–	–
Electronic Equipment, Instruments & Components	110,700	–	–	–
Energy Equipment & Services	1,845,808	–	–	–
Food Products	1,206,031	–	–	–
Health Care Equipment & Supplies	(1,353,017)	–	–	–
Health Care Providers & Services	(8,436,611)	–	–	28,514,755
Internet Software & Services	1,539,972	–	–	–
Media	(6,749,933)	–	–	67
Multiline Retail	965,952	–	–	–
Oil, Gas & Consumable Fuels	3,888,398	–	–	–
Pharmaceuticals	197,311	–	–	–
Semiconductors & Semiconductor Equipment	2,590,642	–	–	–
Technology Hardware, Storage & Peripherals	(9,020,185)	–	–	14,628,600
Senior Loans	–	–	–	5,922,105
Common Stock	555,648	–	–	3,635,960
Totals	$(15,216,826)	$3,328,050	$–	$57,773,587

†	Conversion

††	Issued via corporate action.

*	Transferred out of Level 2 into Level 3 because Sub-Adviser recommended to use a single broker quote on February 29, 2016.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 29, 2016:

	Ending Balance at 2/29/16	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$5,072,100	Third-Party Pricing Vendor	Single Broker Quote	$33.00 – $38.50
Convertible Preferred Stock	43,143,355	Third-Party Pricing Vendor	Single Broker Quote	$64.02 – $103.286
	67	Liquidation Value	Recovery Rate	$0.01*
Senior Loans	5,922,105	Fundamental Analytical Data Relating to the Investment	Proprietary Data used in Model	$100.00
Common Stock	3,635,960	Fundamental Analytical Data Relating to the Investment	Price of Stock	$20.93

*	Preferred stock trades are in lots of 1,000.

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 29, 2016 was $(22,705,049). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Glossary:

DIP	-	Debtor-in-Possession
PIK	-	Payment-in-Kind

See accompanying Notes to Financial Statements	| February 29, 2016 |	Annual Report	17

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2016

Principal Amount (000s)		Value
Corporate Bonds & Notes – 37.9%
	Advertising – 0.4%
$4,350	Affinion Group, Inc., 7.875%, 12/15/18	$2,452,312
	Aerospace & Defense – 1.3%
5,465	Erickson, Inc., 8.25%, 5/1/20	3,470,275
3,936	Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	2,853,600
1,955	TransDigm, Inc., 6.50%, 5/15/25 (a)(b)	1,884,131
		8,208,006
	Air Freight & Logistics – 1.2%
	XPO Logistics, Inc. (a)(b),
2,170	6.50%, 6/15/22	2,061,500
5,230	7.875%, 9/1/19	5,419,588
		7,481,088
	Chemicals – 1.3%
5,500	Chemours Co., 6.625%, 5/15/23 (a)(b)	4,001,250
4,380	OMNOVA Solutions, Inc., 7.875%, 11/1/18	4,270,500
		8,271,750
	Commercial Services – 2.2%
8,535	Cenveo Corp., 11.50%, 5/15/17	5,825,138
4,295	DynCorp International, Inc., 10.375%, 7/1/17	3,237,356
5,925	Monitronics International, Inc., 9.125%, 4/1/20	5,051,062
		14,113,556
	Commercial Services & Supplies – 0.6%
4,265	West Corp., 5.375%, 7/15/22 (a)(b)	3,833,169
	Construction Materials – 0.9%
5,690	US Concrete, Inc., 8.50%, 12/1/18	5,917,600
	Consumer Finance – 0.9%
2,605	Navient Corp., 8.45%, 6/15/18	2,782,479
3,865	Springleaf Finance Corp., 8.25%, 10/1/23	3,372,212
		6,154,691
	Diversified Financial Services – 1.8%
1,480	Affinion International Holdings Ltd., 7.50%, 7/30/18 (a)(b)	1,080,400
	Community Choice Financial, Inc.,
7,465	10.75%, 5/1/19	2,463,450
5,370	12.75%, 5/1/20 (a)(b)	1,852,650
	Nationstar Mortgage LLC / Nationstar Capital Corp.,
2,000	7.875%, 10/1/20	1,890,000
4,250	9.625%, 5/1/19	4,393,437
		11,679,937
	Diversified Telecommunications Services – 0.5%
3,350	Frontier Communication Corp., 10.50%, 9/15/22 (a)(b)	3,408,625
	Electrical Components & Equipment – 0.8%
5,665	WireCo WorldGroup, Inc., 9.50%, 5/15/17	5,013,525
	Electronic Equipment, Instruments & Components – 0.7%
5,815	Kemet Corp., 10.50%, 5/1/18	4,288,562

18	Annual Report	| February 29, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2016 (continued)

Principal Amount (000s)		Value
	Entertainment – 0.5%
$3,045	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp.,
	5.375%, 6/1/24	$3,151,575
	Health Care Providers & Services – 2.4%
4,125	DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	4,204,922
6,045	Kindred Healthcare, Inc., 8.75%, 1/15/23	5,448,056
	Tenet Healthcare Corp.,
2,750	5.00%, 3/1/19	2,640,000
3,470	8.125%, 4/1/22	3,428,777
		15,721,755
	Healthcare-Products – 1.0%
6,785	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	6,293,088
	Holding Companies-Diversified – 0.5%
3,985	Horizon Pharma Financing, Inc., 6.625%, 5/1/23 (a)(b)	3,526,725
	Hotels, Restaurants & Leisure – 1.1%
6,395	MGM Resorts International, 11.375%, 3/1/18	7,370,237
	Household Durables – 1.3%
	Beazer Homes USA, Inc.,
2,245	7.25%, 2/1/23	1,604,775
3,920	9.125%, 5/15/19	3,518,200
1,390	Jarden Corp., 7.50%, 5/1/17	1,429,963
1,500	Lennar Corp., 12.25%, 6/1/17	1,676,250
		8,229,188
	Independent Power & Renewable Electricity Producers – 1.2%
4,265	NRG Energy, Inc., 6.25%, 5/1/24	3,561,275
5,505	TerraForm Power Operating LLC, 5.875%, 2/1/23 (a)(b)	4,156,275
		7,717,550
	Internet & Catalog Retail – 0.4%
2,200	Netflix, Inc., 5.875%, 2/15/25	2,315,500
	Internet Software & Services – 2.0%
	EarthLink, Inc.,
2,200	7.375%, 6/1/20	2,227,500
5,652	8.875%, 5/15/19	5,666,130
5,195	Rackspace Hosting, Inc., 6.50%, 1/15/24 (a)(b)	4,909,275
		12,802,905
	Iron/Steel – 0.5%
5,600	AK Steel Corp., 8.375%, 4/1/22	2,940,000
	Lodging – 0.5%
9,455	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18 (c)	3,167,425
	Machinery – 1.4%
4,225	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(b)	3,115,937
3,435	Commercial Vehicle Group, Inc., 7.875%, 4/15/19	2,885,400
5,495	Navistar International Corp., 8.25%, 11/1/21	3,351,950
		9,353,287
	Media – 3.4%
5,630	Cablevision Systems Corp., 8.00%, 4/15/20	5,348,500
3,250	CCO Holdings LLC / CCO Holdings Capital Corp., 7.00%, 1/15/19	3,322,556

February 29, 2016	| Annual Report	19

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2016 (continued)

Principal Amount (000s)		Value
	Media (continued)
$6,645	McClatchy Co., 9.00%, 12/15/22	$5,872,519
6,280	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.75%, 4/1/21	6,860,900
3,589	SFX Entertainment, Inc., 9.625%, 2/1/19 (a)(b)(c)(l)	269,175
		21,673,650
	Metals & Mining – 1.3%
5,050	ArcelorMittal, 10.85%, 6/1/19	5,340,375
2,820	HudBay Minerals, Inc., 9.50%, 10/1/20	1,622,515
	Thompson Creek Metals Co., Inc.,
6,145	7.375%, 6/1/18	1,060,013
670	12.50%, 5/1/19	122,275
		8,145,178
	Miscellaneous Manufacturing – 0.7%
	Harland Clarke Holdings Corp. (a)(b),
5,650	9.25%, 3/1/21	3,721,938
600	9.75%, 8/1/18	579,750
		4,301,688
	Multiline Retail – 0.4%
2,165	Dollar Tree, Inc., 5.75%, 3/1/23 (a)(b)	2,313,844
	Oil & Gas – 0.3%
	BreitBurn Energy Partners LP / BreitBurn Finance Corp.,
3,870	7.875%, 4/15/22	406,350
4,820	8.625%, 10/15/20	518,150
1,300	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	789,750
6,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	151,872
450	Vanguard Natural Resources LLC / VNR Finance Corp., 7.00%, 2/15/23 (a)(b)	155,250
		2,021,372
	Oil, Gas & Consumable Fuels – 0.5%
6,180	EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	1,792,200
3,470	Sanchez Energy Corp., 6.125%, 1/15/23	1,335,950
		3,128,150
	Paper & Forest Products – 0.3%
2,000	Louisiana-Pacific Corp., 7.50%, 6/1/20	2,080,000
	Pharmaceuticals – 0.7%
1,755	Endo Finance LLC & Endo Finco, Inc., 5.875%, 1/15/23 (a)(b)	1,755,000
3,000	Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21 (a)(b)	2,760,000
		4,515,000
	Real Estate Investment Trust – 0.3%
2,345	Kennedy-Wilson, Inc., 5.875%, 4/1/24	2,251,200
	Retail – 0.6%
5,785	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)	4,106,772
	Semiconductors & Semiconductor Equipment – 1.0%
2,875	Amkor Technology, Inc., 6.375%, 10/1/22	2,605,469
3,850	Micron Technology, Inc., 5.875%, 2/15/22	3,551,240
		6,156,709

20	Annual Report	| February 29, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2016 (continued)

Principal Amount (000s)		Value
	Specialty Retail – 0.9%
$4,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (a)(b)	$2,598,750
4,000	Conn’s, Inc., 7.25%, 7/15/22	3,140,000
		5,738,750
	Telecommunications – 1.4%
5,630	Consolidated Communications, Inc., 6.50%, 10/1/22	4,616,600
5,845	Windstream Corp., 7.50%, 4/1/23	4,445,181
		9,061,781
	Wireless Telecommunication Services – 0.7%
5,545	Sprint Communications, Inc., 11.50%, 11/15/21	4,727,112
Total Corporate Bonds & Notes (cost-$322,082,830)		243,633,262

Shares
Convertible Preferred Stock – 32.2%
	Banks – 3.4%
7,455	Huntington Bancshares, Inc., 8.50% (d)	10,094,070
9,900	Wells Fargo & Co., Ser. L, 7.50% (d)	11,600,721
		21,694,791
	Commercial Services & Supplies – 0.9%
64,465	Stericycle, Inc., 5.25%, 9/15/18	5,634,241
	Diversified Financial Services – 1.7%
10,100	Bank of America Corp., Ser. L, 7.25% (d)	11,125,655
	Diversified Telecommunications Services – 2.1%
132,535	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	13,439,049
	Electric Utilities – 0.9%
134,610	Exelon Corp., 6.50%, 6/1/17	5,969,953
	Food Products – 0.9%
79,850	Tyson Foods, Inc., 4.75%, 7/15/17	5,757,185
	Health Care Providers & Services – 4.6%
163,220	Anthem, Inc., 5.25%, 5/1/18	7,220,853
95,960	Goldman Sachs Group, Inc., 8.00%, 3/31/16 (Laboratory Corp. of America Holdings) (e)	9,911,325
181,300	JPMorgan Chase & Co., 8.00%, 5/5/16 (HCA Holding, Inc.) (e)	11,606,826
1,720	Kindred Healthcare, Inc., 7.50%, 12/1/17	968,738
		29,707,742
	Independent Power & Renewable Electricity Producers – 0.7%
117,560	Dynegy, Inc., 5.375%, 11/1/17	4,413,202
	Machinery – 2.1%
128,815	Stanley Black & Decker, Inc., 6.25%, 11/17/16	13,779,341
	Media – 0.0%
5,000	SFX Entertainment, Inc., Ser. B, 9.00%, 9/17/19 (a)(c)(f)(l)	50
	Metals & Mining – 0.2%
35,295	Alcoa, Inc., 5.375%, 10/1/17	1,055,321
	Multi-Utilities – 1.4%
186,560	AES Trust III, 6.75%, 10/15/29	9,328,000
	Oil, Gas & Consumable Fuels – 2.5%
120,125	Anadarko Petroleum Corp., 7.50%, 6/7/18	3,595,341

February 29, 2016	| Annual Report	21

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2016 (continued)

Shares		Value
	Oil, Gas & Consumable Fuels (continued)
10,900	Energy XXI Bermuda Ltd., 5.625% (d)	$73,235
41,000	Hess Corp., 8.00%, 2/1/19	2,282,880
130,590	Kinder Morgan, Inc., 9.75%, 10/26/18	5,708,089
94,905	PetroQuest Energy, Inc., 6.875% (d)	1,699,388
173,845	Sanchez Energy Corp., 6.50%, 4/16/18 (d)	1,533,313
29,470	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	420,242
22,865	WPX Energy, Inc., 6.25%, 7/31/18	516,749
		15,829,237
	Pharmaceuticals – 3.1%
10,940	Allergan PLC, Ser. A, 5.50%, 3/1/18	10,567,821
10,405	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	9,336,927
		19,904,748
	Real Estate Investment Trust – 5.6%
335,200	Alexandria Real Estate Equities, Inc., 7.00% (d)	9,251,520
610,095	FelCor Lodging Trust, Inc., Ser. A, 1.95% (d)	15,325,586
159,235	Welltower, Inc., 6.50% (d)	9,272,254
50,900	Weyerhaeuser Co., 6.375%, 7/1/16	2,365,832
		36,215,192
	Technology Hardware, Storage & Peripherals – 1.7%
113,500	Bank of America Corp., 8.00%, 5/10/16 (Apple, Inc.) (e)	11,032,200
	Wireless Telecommunication Services – 0.4%
42,975	T-Mobile US, Inc., 5.50%, 12/15/17	2,753,408
Total Convertible Preferred Stock (cost-$222,510,377)		207,639,315

Principal Amount (000s)
Convertible Bonds & Notes – 24.2%
	Air Freight & Logistics – 0.3%
$1,720	Echo Global Logistics, Inc., 2.50%, 5/1/20	1,643,675
	Automobiles – 1.2%
92,390	Fiat Chrysler, 7.875%, 12/15/16	5,953,380
2,150	Tesla Motors, Inc., 1.25%, 3/1/21	1,699,844
		7,653,224
	Biotechnology – 0.3%
2,580	Cepheid, 1.25%, 2/1/21	2,191,388
	Capital Markets – 2.7%
10,075	BGC Partners, Inc., 4.50%, 7/15/16	10,370,953
12,440	Walter Investment Management Corp., 4.50%, 11/1/19	6,748,700
		17,119,653
	Commercial Services – 1.0%
15,600	Cenveo Corp., 7.00%, 5/15/17	6,552,000
	Consumer Finance – 0.9%
7,490	PRA Group, Inc., 3.00%, 8/1/20	5,594,094
	Diversified Consumer Services – 0.9%
10,220	Ascent Capital Group, Inc., 4.00%, 7/15/20	5,723,200
	Electrical Equipment – 1.0%
11,235	SolarCity Corp., 1.625%, 11/1/19	6,375,863

22	Annual Report	| February 29, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2016 (continued)

Principal Amount (000s)		Value
	Electronic Equipment, Instruments & Components – 0.4%
$2,725	TTM Technologies, Inc., 1.75%, 12/15/20	$2,374,156
	Health Care Equipment & Supplies – 0.3%
2,250	Invacare Corp., 5.00%, 2/15/21 (a)(b)	2,181,645
	Health Care Providers & Services – 0.3%
2,150	Brookdale Senior Living, Inc., 2.75%, 6/15/18	2,042,500
	Independent Power & Renewable Electricity Producers – 0.9%
6,905	NRG Yield, Inc., 3.25%, 6/1/20 (a)(b)	5,670,731
	Internet Software & Services – 0.3%
2,575	Gogo, Inc., 3.75%, 3/1/20 (a)(b)	1,952,185
	Iron/Steel – 0.1%
1,075	AK Steel Corp., 5.00%, 11/15/19	699,422
	IT Services – 0.3%
2,795	ServiceSource International, Inc., 1.50%, 8/1/18	2,113,719
	Life Sciences Tools & Services – 0.1%
1,120	Fluidigm Corp., 2.75%, 2/1/34	576,800
	Machinery – 2.6%
14,800	Meritor, Inc., 7.875%, 3/1/26	15,404,056
4,180	Navistar International Corp., 4.75%, 4/15/19	1,562,275
		16,966,331
	Oil, Gas & Consumable Fuels – 1.8%
8,810	Cheniere Energy, Inc., 4.25%, 3/15/45	4,570,187
13,200	Cobalt International Energy, Inc., 2.625%, 12/1/19	6,039,000
7,015	Energy XXI Ltd., 3.00%, 12/15/18	42,967
2,055	Whiting Petroleum Corp., 1.25%, 4/1/20 (a)(b)	759,066
		11,411,220
	Personal Products – 2.1%
14,795	Herbalife Ltd., 2.00%, 8/15/19	13,519,005
	Pharmaceuticals – 1.3%
1,385	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (a)(b)	1,221,397
3,055	Pernix Therapeutics Holdings, Inc., 4.25%, 4/1/21 (a)(b)	1,403,391
6,890	Teligent, Inc., 3.75%, 12/15/19	5,654,106
		8,278,894
	Semiconductors & Semiconductor Equipment – 0.7%
2,400	Inphi Corp., 1.125%, 12/1/20 (a)(b)	2,269,500
15,515	SunEdison, Inc., 3.375%, 6/1/25 (a)(b)	2,472,703
		4,742,203
	Software – 0.8%
6,555	FireEye, Inc., 1.625%, 6/1/35 (a)(b)	5,194,838
	Specialty Retail – 0.8%
6,785	Restoration Hardware Holdings, Inc., zero coupon, 6/15/19 (a)(b)	5,355,909
	Thrifts & Mortgage Finance – 0.8%
4,965	MGIC Investment Corp., 5.00%, 5/1/17	5,172,909

February 29, 2016	| Annual Report	23

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2016 (continued)

Principal Amount (000s)		Value
	Tobacco – 2.3%
$4,335	Vector Group Ltd. (i),
	1.75%, 4/15/20	$4,814,560
6,620	2.50%, 1/15/19	9,877,000
		14,691,560
Total Convertible Bonds & Notes (cost-$191,080,143)		155,797,124
Senior Loans (a)(f) – 0.9%
	Media – 0.9%
4,286	SFX Entertainment, Inc., 10.00%, 1/31/17, Term B, DIP, PIK (h)(k)(l)	4,285,507
1,636	SFXE Netherlands Holding Coöperatief U.A., 20.00%, 1/31/17, Term B, DIP (k)(l)	1,636,598
Total Senior Loans (cost-$5,922,105)		5,922,105

Shares
Common Stock – 0.4%
	Advertising – 0.4%
133,715	Affinion Group Holdings, Inc., Class A (cost-$2,371,020) (f)(g)(j)(l) (acquisition cost-$2,371,020; purchased 11/9/15-11/12/15)	2,798,655

Principal Amount (000s)
Short-Term Investments – 4.4%
	Time Deposits – 4.4%
$5,892	ANZ National Bank - London, 0.15%, 3/1/16	5,892,428
22,556	Bank of Tokyo-Mitsubishi UFJ Ltd.-Grand Cayman, 0.15%, 3/1/16	22,556,096
Total Short-Term Investments (cost-$28,448,524)		28,448,524
Total Investments (cost-$772,414,999) – 100.0%		$644,238,985

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $91,913,524, representing 14.3% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	In default.

(d)	Perpetual maturity. The date shown, if any, is the next call date.

(e)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(f)	Fair-Valued-Securities with value of $8,720,810, representing 1.4% of total investments. See Note 1(b) in Notes to Financial Statements.

(g)	Restricted. The aggregate acquisition cost is $2,371,020. The aggregate value is $2,798,655, representing 0.4% of total investments.

(h)	$2,952,687 of this amount is being held in escrow for the benefit of the debtor by an agent. PIK interest is not charged on the amount held in escrow until drawn by the debtor.

(i)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(j)	Non-income producing.

(k)	Debtor-in-possession financial obligations.

(l)	Illiquid

24	Annual Report	| February 29, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2016 (continued)

(m)	Fair Value Measurements-See Note 1(b) in Notes to Financial Statements

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/29/16
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$–	$9,216,487	$2,463,450	$11,679,937
Oil, Gas & Consumable Fuels	–	1,792,200	1,335,950	3,128,150
All Other	–	228,825,175	–	228,825,175
Convertible Preferred Stock:
Banks	11,600,721	10,094,070	–	21,694,791
Health Care Providers & Services	7,220,853	968,738	21,518,151	29,707,742
Media	–	–	50	50
Oil, Gas & Consumable Fuels	12,523,301	3,305,936	–	15,829,237
Pharmaceuticals	10,567,821	9,336,927	–	19,904,748
Real Estate Investment Trust	26,963,672	9,251,520	–	36,215,192
Technology Hardware, Storage & Peripherals	–	–	11,032,200	11,032,200
All Other	73,255,355	–	–	73,255,355
Convertible Bonds & Notes	–	155,797,124	–	155,797,124
Senior Loans	–	–	5,922,105	5,922,105
Common Stock	–	–	2,798,655	2,798,655
Short-Term Investments	–	28,448,524	–	28,448,524
Totals	$142,131,723	$457,036,701	$45,070,561	$644,238,985

At February 29, 2016, securities valued at $21,044,978 were transferred from Level 1 to Level 2. This transfer was a result of securities with an exchange-traded closing price at February 28, 2015, using an evaluated mean price February 29, 2016.

February 29, 2016	| Annual Report	25

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2016 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 29, 2016, was as follows:

	Beginning Balance 2/28/15	Purchases		Sales		Accrued Discounts (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$–	$–		$–		$–	$–
Oil, Gas & Consumable Fuels	–	3,365,900		–		8,526	–
Convertible Preferred Stock:
Automobiles	14,008,494	–		(13,053,342	)†	–	–
Banks	12,305,137	–		(13,339,799	)†	–	–
Electronic Equipment, Instruments & Components	13,640,930	–		(13,724,480	)†	–	–
Energy Equipment & Services	13,545,217	–		(14,962,292	)†	–	–
Food Products	11,480,850	–		(12,393,244	)†	–	–
Health Care Equipment & Supplies	14,660,100	–		(14,322,945)		–	700,245
Health Care Providers & Services	15,403,550	26,183,923		(15,964,680)		–	2,271,685
Internet Software & Services	12,474,252	–		(13,639,749	)†	–	–
Media	–	5,000,000		–		–	–
Multiline Retail	12,348,960	–		(13,079,040	)†	–	–
Oil, Gas & Consumable Fuels	10,979,490	–		(11,218,552)		–	(2,746,138)
Pharmaceuticals	12,529,303	–		(14,986,503)		–	2,307,415
Semiconductors & Semiconductor Equipment	26,480,100	–		(24,620,162)		–	(3,891,346)
Technology Hardware, Storage & Peripherals	16,147,140	14,380,450		(15,603,336)		–	2,925,999
Senior Loans	–	5,922,105		–		–	–
Common Stock	–	2,371,019	††	–		–	–
Totals	$186,003,523	$57,223,397		$(190,908,124)		$8,526	$1,567,860

26	Annual Report	| February 29, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2016 (continued)

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 2/29/16
Investments in Securities – Assets (continued)
Corporate Bonds & Notes:
Diversified Financial Services	$–	$2,463,450	$–	$2,463,450
Oil, Gas & Consumable Fuels	(2,038,476)	–	–	1,335,950
Convertible Preferred Stock:
Automobiles	(955,152)	–	–	–
Banks	1,034,662			–
Electronic Equipment, Instruments & Components	83,550	–	–
Energy Equipment & Services	1,417,075	–	–	–
Food Products	912,394	–	–	–
Health Care Equipment & Supplies	(1,037,400)	–	–	–
Health Care Providers & Services	(6,376,327)	–	–	21,518,151
Internet Software & Services	1,165,497	–	–	–
Media	(4,999,950)	–	–	50
Multiline Retail	730,080	–	–	–
Oil, Gas & Consumable Fuels	2,985,200	–	–	–
Pharmaceuticals	149,785	–	–	–
Semiconductors & Semiconductor Equipment	2,031,408
Technology Hardware, Storage & Peripherals	(6,818,053)	–	–	11,032,200
Senior Loans	–	–	–	5,922,105
Common Stock	427,636	–	–	2,798,655
Totals	$(11,288,071)	$2,463,450	$–	$45,070,561

†	Conversion

††	Issued via corporate action.

*	Transferred out of Level 2 into Level 3 because Sub-Adviser recommended to use a single broker quote on February 29, 2016.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 29, 2016:

	Ending Balance at 2/29/16	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$3,799,400	Third-Party Pricing Vendor	Single Broker Quote	$33.00 – $38.50
Convertible Preferred Stock	32,550,351	Third-Party Pricing Vendor	Single Broker Quote	$64.02 – $103.286
	50	Liquidation Value	Recovery Rate	$0.01*
Senior Loans	5,922,105	Fundamental Analytical Data Relating to the Investment	Proprietary Data used in Model	$100.00
Common Stock	2,798,655	Fundamental Analytical Data Relating to the Investment	Price of Stock	$20.93

*	Preferred stock trades are in lots of 1,000.

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 29, 2016 was $(17,013,613). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Glossary:

DIP	-	Debtor-in-Possession
PIK	-	Payment-in-Kind

See accompanying Notes to Financial Statements	| February 29, 2016 |	Annual Report	27

Statements of Assets & Liabilities

AllianzGI Convertible & Income Funds

February 29, 2016

	Convertible & Income	Convertible & Income II
Assets:
Investments, at value (cost-$1,020,139,804 and $772,414,999, respectively)	$849,833,389	$644,238,985
Interest and dividends receivable	14,281,671	10,965,424
Tax reclaims receivable	39,902	30,085
Investments in Affiliated Funds - Trustee Deferred Compensation Plan (see Note 3)	14,818	11,224
Prepaid expenses and other assets	249,291	236,311
Total Assets	864,419,071	655,482,029

Liabilities:
Payable for investments purchased	16,406,244	12,666,758
Dividends payable to common and preferred shareholders	5,747,644	4,296,867
Investment management fees payable	459,561	348,329
Accrued expenses	279,081	168,196
Trustees Deferred Compensation Plan payable (see Note 3)	14,818	11,224
Total Liabilities	22,907,348	17,491,374
Preferred Shares ($0.00001 par value; $25,000 liquidation preference per share applicable to an aggregate 14,280 and 10,960 shares issued and outstanding, respectively)	357,000,000	274,000,000
Net Assets Applicable to Common Shareholders	$484,511,723	$363,990,655

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$880	$744
Paid-in-capital in excess of par	1,174,933,653	966,473,058
Dividends in excess of net investment income	(1,158,559)	(9,329,486)
Accumulated net realized loss	(518,957,836)	(464,977,647)
Net unrealized depreciation	(170,306,415)	(128,176,014)
Net Assets Applicable to Common Shareholders	$484,511,723	$363,990,655
Common Shares Issued and Outstanding	88,018,356	74,387,429
Net Asset Value Per Common Share	$5.50	$4.89

28	Annual Report	| February 29, 2016 |	See accompanying Notes to Financial Statements

Statements of Operations

AllianzGI Convertible & Income Funds

Year ended February 29, 2016

	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$53,299,717	$40,539,595
Dividends	27,457,981	20,686,502
Miscellaneous	445,040	367,580
Total Investment Income	81,202,738	61,593,677

Expenses:
Investment management	6,951,264	5,270,772
Auction agent	417,475	328,459
Custodian and accounting agent	155,888	132,966
Shareholder communications	97,281	74,196
Audit and tax services	93,216	101,854
Legal	79,874	70,535
New York Stock Exchange listing	74,402	41,953
Trustees	46,473	32,509
Excise tax	30,147	–
Transfer agent	25,007	25,298
Insurance	23,334	18,747
Miscellaneous	23,136	38,349
Total expenses	8,017,497	6,135,638

Net Investment Income	73,185,241	55,458,039

Realized and Change in Unrealized Gain (Loss):
Net realized loss on investments	(67,091,006)	(50,850,530)
Net change in unrealized appreciation/depreciation of investments	(181,630,574)	(138,495,836)
Net realized and change in unrealized loss	(248,721,580)	(189,346,366)
Net Decrease in Net Assets Resulting from Investment Operations	$(175,536,339)	$(133,888,327)
Dividends on Preferred Shares from Net Investment Income	$(757,583)	$(581,446)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(176,293,922)	$(134,469,773)

See accompanying Notes to Financial Statements	| February 29, 2016 |	Annual Report	29

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund

	Year ended February 29, 2016	Year ended February 28, 2015
Investments Operations:
Net investment income	$73,185,241	$76,214,860
Net realized gain (loss)	(67,091,006)	698,971
Net change in unrealized appreciation/depreciation	(181,630,574)	(75,180,856)
Net increase (decrease) in net assets resulting from investment operations	(175,536,339)	1,732,975

Dividends on Preferred Shares from Net Investment Income	(757,583)	(421,660)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(176,293,922)	1,311,315

Dividends to Common Shareholders from Net Investment Income	(81,776,932)	(94,257,466)

Common Share Transactions:
Net proceeds from shares sold	–	16,959,259
Offering costs on sale of shares (See Note 7)	–	(16,983)
Reinvestment of dividends	2,599,299	4,590,091
Net increase in net assets from common share transactions	2,599,299	21,532,367
Total decrease in net assets applicable to common shareholders	(255,471,555)	(71,413,784)

Net Assets Applicable to Common Shareholders:
Beginning of year	739,983,278	811,397,062
End of year*	$484,511,723	$739,983,278
*Including undistributed (dividends in excess of) net investment income of:	$(1,158,559)	$2,795,810

Common Shares Issued:
Shares sold	–	1,678,728
Reinvestment of dividends	315,697	490,671
Total increase in shares outstanding	315,697	2,169,399

30	Annual Report	| February 29, 2016 |	See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund II

	Year ended February 29, 2016	Year ended February 28, 2015
Investments Operations:
Net investment income	$55,458,039	$58,690,752
Net realized loss	(50,850,530)	(374,783)
Net change in unrealized appreciation/depreciation	(138,495,836)	(55,112,120)
Net increase (decrease) in net assets resulting from investment operations	(133,888,327)	3,203,849

Dividends on Preferred Shares from Net Investment Income	(581,446)	(323,627)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(134,469,773)	2,880,222

Dividends to Common Shareholders from Net Investment Income	(63,506,799)	(75,259,709)

Common Share Transactions:
Reinvestment of dividends	2,625,380	4,609,781
Total decrease in net assets applicable to common shareholders	(195,351,192)	(67,769,706)

Net Assets Applicable to Common Shareholders:
Beginning of year	559,341,847	627,111,553
End of year*	$363,990,655	$559,341,847
*Including dividends in excess of net investment income of:	$(9,329,486)	$(4,932,198)

Common Shares Issued:
Shares sold	–	–
Reinvestment of dividends	354,859	520,118
Total increase in shares outstanding	354,859	520,118

See accompanying Notes to Financial Statements	| February 29, 2016 |	Annual Report	31

Statements of Cash Flows

AllianzGI Convertible & Income Funds

Year ended February 29, 2016

	Convertible & Income	Convertible & Income II
Increase in Cash from:

Cash Flows used for Operating Activities:
Net decrease in net assets resulting from investment operations	$(175,536,339)	$(133,888,327)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(496,241,011)	(376,270,535)
Proceeds from sales of long-term investments	517,658,281	394,752,273
Proceeds from security litigation	19,448	20,721
Purchases of short-term investments, net	(25,648,188)	(21,202,803)
Net change in unrealized appreciation/depreciation of investments	181,630,574	138,495,836
Net amortization/accretion on investments	(5,118,560)	(3,712,806)
Net realized loss on investments	67,091,006	50,850,530
Increase in payable for investments purchased	8,334,217	6,694,421
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	(14,818)	(11,224)
Increase in Trustees Deferred Compensation Plan payable	14,818	11,224
Decrease in receivable for investments sold	8,647,572	6,530,412
Decrease in interest and dividends receivable	1,953,380	1,495,114
Increase in tax reclaims receivable	(39,902)	(30,085)
Increase in prepaid expenses and other assets	(227,590)	(187,435)
Increase (decrease) in accrued expenses	(311,275)	10,957
Decrease in investment management fees payable	(125,228)	(95,937)
Net cash provided by operating activities	$82,086,385	$63,462,336

Cash Flows used for Financing Activities:
Cash dividends paid (excluding reinvestment of dividends of $2,599,299 and $2,625,380, respectively)	(82,086,385)	(63,462,336)
Net increase in cash	–	–

Cash
Beginning of year	–	–
End of year	–	–

Noncash Operating Activities:
Noncash operating transactions:
Conversion of convertible preferred stock	$423,548,327	$300,783,739
Interest income paid in-kind	194,105	194,105

32	Annual Report	| February 29, 2016 |	See accompanying Notes to Financial Statements

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

1. Organization and Significant Accounting Policies

AllianzGI Convertible & Income Fund (“Convertible & Income”) and AllianzGI Convertible & Income Fund II (“Convertible & Income II”) (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Allianz Global Investors U.S. LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

February 29, 2016	| Annual Report	33

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

1. Organization and Significant Accounting Policies (continued)

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manger circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended February 29, 2016 were intended to maximize

34	Annual Report	| February 29, 2016

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

1. Organization and Significant Accounting Policies (continued)

the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as

Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds

February 29, 2016	| Annual Report	35

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

1. Organization and Significant Accounting Policies (continued)

and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans – Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date. Payments received on synthetic convertible securities are generally included in dividends. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of February 29, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the

36	Annual Report	| February 29, 2016

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

1. Organization and Significant Accounting Policies (continued)

ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts will never be utilized by the borrower.

The Funds may purchase the securities of distressed companies, including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and

February 29, 2016	| Annual Report	37

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

1. Organization and Significant Accounting Policies (continued)

be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(h) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(i) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Each Fund’s Level 3 investments have been determined to be at a level requiring a statement of cash flows. The Statements of Cash Flows have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse

38	Annual Report	| February 29, 2016

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

2. Principal Risks (continued)

economic conditions, adverse changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividends and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 6, each Fund has auction-rate preferred shares outstanding.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities may also be illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

3. Investment Manager/Sub-Adviser & Deferred Compensation

Investment Manager/Sub-Adviser. Each Fund has an Investment Management Agreement (for the purposes of this section each an “Agreement”) with the Investment Manager.

February 29, 2016	| Annual Report	39

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

3. Investment Manager/Sub-Adviser & Deferred Compensation (continued)

Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan for the Trustees that went into place on June 2, 2015 and permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remain in substantially the same financial position whether Trustee fees are paid when earned or deferred.

4. Investments in Securities

For the year ended February 29, 2016, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Convertible & Income	$496,046,907	$515,509,448
Convertible & Income II	376,076,431	393,092,477

At February 29, 2016, the Funds had the following unfunded commitments under a debtor-in-possession financing which could be extended at the option of the in-bankruptcy issuer (principal amounts shown):

Issuer	Convertible Income	Convertible Income II
SFX Entertainment, Inc.	$593,598	$593,598

5. Income Tax Information

The tax character of dividends paid was:

	Year ended February 29, 2016 Ordinary Income	Year ended February 28, 2015 Ordinary Income
Convertible & Income	$82,534,515	$94,679,126
Convertible & Income II	64,088,245	75,583,336

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Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

5. Income Tax Information (continued)

At February 29, 2016, the components of distributable earnings were:

			Post-October Capital Loss(2)
	Ordinary Income	Capital Loss Carryforwards(1)	Short-Term	Long-Term
Convertible & Income	$11,825,771	$455,254,919	$10,966,500	$47,592,871
Convertible & Income II	1,633,943	416,932,615	7,851,534	36,286,944

(1)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(2)	Capital losses realized during the period November 1, 2015 through February 29, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At February 29, 2016, capital loss carryforward amounts were:

	Year of Expiration		No Expiration(3)
	2017	2018	Short-Term	Long-Term
Convertible & Income	$130,701,783	$257,419,376	$43,938,268	$23,195,492
Convertible & Income II	130,286,946	227,428,454	34,675,649	24,541,566

(3)	Carryforward amounts are subject to the provisions of the Regulated Investment Modernization Company Act of 2010.

For the year ended February 29, 2016, the Funds had capital loss carryforwards which expired and were written-off as follows:

Written-off
Convertible & Income	$378,716
Convertible & Income II	3,633,098

For the year ended February 29, 2016, permanent “book tax” adjustments were:

	Dividends In Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in-Capital In Excess of Par
Convertible & Income(a)(b)(c)(d)(e)(f)	$5,394,905	$(5,049,192)	$(345,713)
Convertible & Income II(a)(b)(c)(e)(f)	4,232,918	(599,820)	(3,633,098)

These permanent “book-tax” differences were primarily attributable to:

(a)	Treatment of bond premium amortization
(b)	Reclassification of contingent debt/convertible securities income/gains
(c)	Reclassification of consent fee

February 29, 2016	| Annual Report	41

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

5. Income Tax Information (continued)

(d)	Reclassification of non-deductible excise tax accrued
(e)	Expired Capital Loss Carryforwards
(f)	Section 305 sales adjustments for accrual of deemed dividends from investments in convertible debt.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At February 29, 2016, the aggregate cost basis and net unrealized depreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis(4)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Convertible & Income	$1,032,396,541	$39,275,309	$221,838,461	$(182,563,152)
Convertible & Income II	782,889,826	31,960,969	170,611,810	(138,650,841)

(4)	Differences between book and tax cost basis were attributable to wash sale loss deferrals, REITS, Section 305 adjustments and the differing treatment of bond premium amortization and convertible securities.

6. Auction-Rate Preferred Shares

Convertible & Income has 2,856 shares of Preferred Shares Series A, 2,856 shares of Preferred Shares Series B, 2,856 shares of Preferred Shares Series C, 2,856 shares of Preferred Shares Series D and 2,856 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 2,192 shares of Preferred Shares Series A, 2,192 shares of

Preferred Shares Series B, 2,192 shares of Preferred Shares Series C, 2,192 shares of Preferred Shares Series D and 2,192 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the year ended February 29, 2016, the annualized dividend rates for each of the Funds ranged from:

	High	Low	At February 29, 2016
Series A	0.572%	0.105%	0.557%

Series B	0.572%	0.105%	0.572%

Series C	0.572%	0.075%	0.572%

Series D	0.572%	0.09%	0.572%

Series E	0.572%	0.09%	0.572%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

42	Annual Report	| February 29, 2016

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

6. Auction-Rate Preferred Shares (continued)

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction.

In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.

On May 29, 2014, Moody’s Investors Service upgraded each Fund’s ARPS ratings to Aa3 from A1. As a result, the applicable multiplier for calculating the maximum rate decreased from 200% to 150% beginning on that date. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

7. Common Shares Offering

On December 4, 2012, the Securities and Exchange Commission declared effective a registration statement filed using the “shelf” registration process for each Fund. Pursuant to their shelf registrations, Convertible & Income and Convertible & Income II offered, from time to time, in one or more offerings, up to 10,700,000 and 9,600,000 common shares, respectively. The aggregate sale proceeds for the sales of Convertible & Income’s and Convertible & Income II’s common shares were subject to aggregate caps of $135,000,000 and $100,000,000, respectively. The Funds could not sell any of their common shares at a price below the net asset values of such common shares at the time of each sale, exclusive of any distribution commission or discount. However, each Fund was able to instruct its sales agent not to sell its common shares if the sales could not be effected at or above a price designated by the Fund, which could be inclusive of any distribution commission or discount. Any proceeds from the Funds’ offerings of their common shares were invested in accordance with the Funds’ investment objectives and policies as set forth in their effective registration statements. The Funds are no longer offering shares under their “shelf” registrations.

During the year ended February 28, 2015, Convertible & Income sold 1,678,728 common shares. Proceeds from the offerings by Convertible & Income during the year ended February 28, 2015, (net of commissions and fees) totaled $16,959,259 and offering costs in connection with the sales of shares were $16,983. Convertible & Income II did not sell any common share during the year ended February 28, 2015.

8. Payment from Affiliates

There were no payments from affiliates for the year ended February 29, 2016.

February 29, 2016	| Annual Report	43

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 29, 2016

8. Payment from Affiliates (continued)

During the year ended February 28, 2015, the Sub-Adviser reimbursed AllianzGI Convertible & Income and AllianzGI Convertible & Income II $166,674 and $120,146, respectively, for realized losses resulting from trading errors.

9. Related Party Transactions

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 3 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended February 29, 2016, Convertible & Income and Convertible & Income II engaged in purchases of securities pursuant to Rule 17a-7 of the 1940 Act in the amounts of $18,155,439 and $13,733,562, respectively.

10. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On March 1, 2016 the following monthly dividends were declared to common shareholders, payable April 1, 2016 to common shareholders of record on March 11, 2016:

Convertible & Income	$0.065 per common share
Convertible & Income II	$0.0575 per common share

Effective March 22, 2016, Convertible & Income II adopted an amendment to its Seventh Amended and Restated Bylaws (the “Bylaws”) that incorporated revised and updated ratings criteria (the “New Fitch Criteria”) issued by Fitch, Inc. (“Fitch”) applicable to that Fund’s outstanding auction rate preferred shares (“Preferred Shares”). The New Fitch Criteria updates to preexisting ratings criteria used by Fitch to include certain changes to Fitch’s overcollateralization testing methodology and to reflect previously published sector and sub-sector criteria reports. The Sub-Adviser does not currently believe that the New Fitch Criteria will have a material impact on the Fund’s ability to maintain the asset coverage required by Fitch or on the Sub-Adviser’s management of the Fund.

On April 1, 2016 the following monthly dividends were declared to common shareholders, payable May 2, 2016 to common shareholders of record on April 11, 2016:

Convertible & Income	$0.065 per common share
Convertible & Income II	$0.0575 per common share

There were no other subsequent events identified that require recognition or disclosure.

44	Annual Report	| February 29, 2016

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each year:

	Year ended
	February 29, 2016		February 28, 2015		February 28, 2014		February 28, 2013		February 29, 2012
Net asset value, beginning of year	$8.44		$9.49		$8.78		$8.65		$9.76
Investment Operations:
Net investment income	0.83		0.87		1.02	(1)	1.02		1.07
Net realized and change in unrealized gain (loss)	(2.83)		(0.85)		0.75		0.20		(1.04)
Total from investment operations	(2.00)		0.02		1.77		1.22		0.03
Dividends on Preferred Shares from Net Investment Income	(0.01	)(1)	(0.00	)(1)(2)	(0.01	)(1)	(0.01)		(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(2.01)		0.02		1.76		1.21		0.02
Dividends to Common Shareholders from Net Investment Income	(0.93)		(1.08)		(1.08)		(1.08)		(1.13)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	–		0.01		0.03		0.00	(3)	–
Capital charge resulting from issuance of common shares and related offering costs	–		(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	–
Total common share transactions	–		0.01		0.03		0.00	(3)	–
Net asset value, end of year	$5.50		$8.44	(4)	$9.49		$8.78		$8.65
Market price, end of year	$4.92		$9.12		$10.20		$9.18		$9.70
Total Investment Return (5)	(38.23)%		0.37%		24.87%		7.02%		(0.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$484,512		$739,983		$811,397		$680,022		$653,381
Ratio of expenses to average net assets (6)	1.26	%(8)	1.23	%(8)	1.21	%(7)(8)	1.28%		1.28%
Ratio of net investment income to average net assets (6)	11.51	%(8)	9.73	%(8)	11.13	%(7)(8)	12.12%		12.32%
Preferred shares asset coverage per share	$58,927		$76,819		$81,820		$72,619		$70,755
Portfolio turnover rate	51%		56%		79%		39%		33%

(1)	Calculated on average common shares outstanding.
(2)	Less than $(0.005) per common share.
(3)	Less than $0.005 per common share.
(4)	Payment from affiliate increased the net asset value by less than $0.01.
(5)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(7)	Inclusive of reimbursement from Investment Manager of 0.01%.
(8)	Inclusive of excise tax expense of less than 0.005%, 0.05% and 0.04% for the years ended February 29, 2016, February 28, 2015 and February 28, 2014, respectively.

See accompanying Notes to Financial Statements	| February 29, 2016 |	Annual Report	45

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each year:

	Year ended
	February 29, 2016		February 28, 2015		February 28, 2014		February 28, 2013		February 29, 2012
Net asset value, beginning of year	$7.56		$8.53		$7.97		$7.86		$8.89
Investment Operations:
Net investment income	0.75		0.80		0.95	(1)	0.93		0.97
Net realized and change in unrealized gain (loss)	(2.55)		(0.75)		0.62		0.20		(0.98)
Total from investment operations	(1.80)		0.05		1.57		1.13		(0.01)
Dividends on Preferred Shares from Net Investment Income	(0.01	)(1)	(0.00	)(1)(2)	(0.01	)(1)	(0.01)		(0.00	)(2)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(1.81)		0.05		1.56		1.12		(0.01)
Dividends to Common Shareholders from Net Investment Income	(0.86)		(1.02)		(1.02)		(1.02)		(1.02)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	–		–		0.02		0.01		–
Capital charge resulting from issuance of common shares and related offering costs	–		–		(0.00	)(2)	(0.00	)(2)	–
Total common share transactions	–		–		0.02		0.01		–
Net asset value, end of year	$4.89		$7.56	(3)	$8.53		$7.97		$7.86
Market price, end of year	$4.46		$8.58		$9.71		$8.52		$8.84
Total Investment Return (4)	(40.34)%		(0.81)%		28.50%		9.35%		(2.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$363,991		$559,342		$627,112		$518,277		$493,139
Ratio of expenses to average net assets (5)	1.28%		1.19%		1.18	%(6)	1.31%		1.31%
Ratio of net investment income to average net assets (5)	11.58%		9.87%		11.50	%(6)	12.20%		12.39%
Preferred shares asset coverage per share	$58,208		$76,034		$82,218		$72,287		$69,994
Portfolio turnover rate	51%		57%		93%		41%		32%

(1)	Calculated on average common shares outstanding.
(2)	Less than $(0.005) per common share.
(3)	Payment from affiliate increased the net asset value by less than $0.01.
(4)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(5)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(6)	Inclusive of reimbursement from Investment Manager of 0.02%.

46	Annual Report	| February 29, 2016 |	See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

AllianzGI Convertible & Income Funds

To the Shareholders and Board of Trustees of

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II (the “Funds”) at February 29, 2016, the results of each of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 27, 2016

February 29, 2016	| Annual Report	47

Tax Information (unaudited)

AllianzGI Convertible & Income Funds

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended February 29, 2016, are designated as “qualified dividend income” (or the maximum amount allowable):

Convertible & Income	32.40%
Convertible & Income II	31.04%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under the tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended February 29, 2016, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Convertible & Income	31.64%
Convertible & Income II	30.31%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2016. In January 2017, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2016. The amount that will be reported will be the amount to use on the shareholders’ 2016 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended February 29, 2016. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

48	Annual Report	| February 29, 2016

Annual Shareholder Meeting Results (unaudited)

AllianzGI Convertible & Income Funds

The Funds held their joint annual meeting of shareholders on June 2, 2015. Common/Preferred shareholders voted as indicated below:

Convertible & Income:	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting for the 2018-2019 fiscal year	69,281,519	2,598,613

Election of F. Ford Drummond — Class III to serve until the annual meeting for the 2018-2019 fiscal year	69,560,947	2,319,185

Election of Davey S. Scoon — Class II to serve until the annual meeting for the 2017-2018 fiscal year	69,450,634	2,429,498

Election of James S. MacLeod — Class III to serve until the annual meeting for the 2018-2019 fiscal year	69,489,752	2,390,380

Election of Julian Sluyters† — Class III to serve until the annual meeting for the 2018-2019 fiscal year	69,539,106	2,341,026

Election of Susan M. King† — Class I to serve until the annual meeting for the 2016-2017 fiscal year	69,331,552	2,548,580

The re-election of Messrs. Alan Rappaport and James A. Jacobson had been proposed at the annual meeting of shareholders, but a quorum of Preferred shareholders was not present, and the meeting did not proceed with respect to these proposed re-elections. However, Messrs. Rappaport and Jacobson continued to serve as Trustees pursuant to the terms of the Fund’s Agreement and Declaration of Trust. The other members of the Board of Trustees at the time of the meeting, namely Messrs. Hans W. Kertess, William B. Ogden, IV and Bradford K. Gallagher continued to serve as Trustees.

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class III to serve until the annual meeting for the 2018-2019 fiscal year	60,354,741	2,567,242

Election of F. Ford Drummond — Class III to serve until the annual meeting for the 2018-2019 fiscal year	60,424,395	2,497,588

Election of Davey S. Scoon — Class II to serve until the annual meeting for the 2017-2018 fiscal year	60,336,304	2,585,679

Election of James S. MacLeod — Class III to serve until the annual meeting for the 2018-2019 fiscal year	60,471,246	2,450,737

Election of Julian Sluyters† — Class III to serve until the annual meeting for the 2018-2019 fiscal year	60,510,513	2,411,470

Election of Susan M. King† — Class I to serve until the annual meeting for the 2016-2017 fiscal year	60,343,148	2,578,835

The re-election of Messrs. Alan Rappaport and James A. Jacobson had been proposed at the annual meeting of shareholders, but a quorum of Preferred shareholders was not present, and the meeting did not proceed with respect to these proposed re-elections. However, Messrs. Rappaport and Jacobson continued to serve as Trustees pursuant to the terms of the Fund’s Agreement and Declaration of Trust. The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. William B. Ogden, IV and Bradford K. Gallagher continued to serve as Trustees.

†	Interested Trustee

February 29, 2016	| Annual Report	49

Changes to the Board of Trustees/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Convertible & Income Funds

Changes to the Board of Trustees:

Effective September 11, 2015, Susan M. King resigned as Trustee of each Fund.

Effective October 8, 2015, Barbara R. Claussen became a Class I Trustee of the Funds. Ms. Claussen is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to her positions with the Investment Manager and its affiliates.

Effective April 15, 2016, Julian Sluyters resigned as a Trustee of each Fund.

Effective April 25, 2016, A. Douglas Eu became a Class III Trustee of the Funds. Mr. Eu is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent year ended February 29 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

50	Annual Report	| February 29, 2016

Privacy Policy (unaudited)

AllianzGI Convertible & Income Funds

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

February 29, 2016	| Annual Report	51

Privacy Policy (unaudited) (continued)

AllianzGI Convertible & Income Funds

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

■	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

■	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

52	Annual Report	| February 29, 2016

Dividend Reinvestment Plan (unaudited)

AllianzGI Convertible & Income Funds

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic  enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked

February 29, 2016	| Annual Report	53

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Convertible & Income Funds

quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who participate in the Plan. If your common shares are held through a broker, bank or other nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC., P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

54	Annual Report	| February 29, 2016

Board of Trustees (unaudited)

AllianzGI Convertible & Income Funds

Name, Address*, Year of Birth and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees (1)
Davey S. Scoon 1946 Chairman of the Board of Trustees	Since June 2015	Adjunct Professor, University of Wisconsin-Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	65	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc. (2005-2011); and Director, NitroMed, Inc. (2003-2009).
Deborah A. DeCotis 1952	Since March 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	90†	None.
F. Ford Drummond 1962	Since June 2015	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	65	Director, BancFirst Corporation.

February 29, 2016	| Annual Report	55

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income Funds

Name, Address*, Year of Birth and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Bradford K. Gallagher 1944	Since September 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007- 2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	90†	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas-Applegate Institutional Funds (2007-2010).
James A. Jacobson 1945	Since December 2009	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	90†	Trustee, Alpine Mutual Funds Complex (consisting of 18 funds).
Hans W. Kertess 1939	Since February 2004	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly, Managing Director), Royal Bank of Canada Capital Markets (since 2004).	90†	None.
James S. MacLeod 1947	Since June 2015	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	65	Director, Sykes Enterprises, Inc.

56	Annual Report	| February 29, 2016

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income Funds

Name, Address*, Year of Birth and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
William B. Ogden, IV 1945	Since September 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	90†	None.
Alan Rappaport 1953	Since June 2010	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Member of Board of Overseers, NYU Langone Medical Center (since 2015); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	90†	None.

February 29, 2016	| Annual Report	57

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income Funds

Name, Address*, Year of Birth and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees (2)
Barbara R. Claussen 1956	Since October 2015	Chief Operating Officer (since 2016) and Managing Director and member of the Executive Committee (since 2013) of Allianz Global Investors U.S. Holdings LLC; Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC (2013-2016); Managing Director of Allianz Global Investors U.S. LLC; Chief Operating Officer and Managing Director of NFJ Investment Group LLC (since 2005). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Member of Management Board and Chief Risk Officer (2008-2011) and Interim Global Chief Operating Officer Liaison (2012-2014) of Allianz Global Investors Capital LLC (a predecessor of Allianz Global Investors U.S. LLC).	65	None.
A. Douglas Eu 1961	Since April 2016	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	65	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

58	Annual Report	| February 29, 2016

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income Funds

Name, Address*, Year of Birth and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Julian Sluyters 1960	December 2014- April 2016 (3)	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (2013-2016); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (2012-2016); President and Chief Executive Officer of the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).	65	None.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
†	Includes 25 PIMCO Funds that the Trustee currently presides over.
(1)	“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.
(2)	Each of Ms. Claussen and Mr. Eu is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Manager and its affiliates.
(3)	Effective April 15, 2016, Mr. Sluyters resigned his position as Trustee of the Funds and other funds in the Fund Complex.

February 29, 2016	| Annual Report	59

Fund Officers (unaudited)

AllianzGI Convertible & Income Funds

Name, Address*, Year of Birth and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo (1) President and Chief Executive Officer 1968	12/2004 to present	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; President and Chief Executive Officer of 65 funds in the Fund Complex; and Secretary Chief Legal Officer of The Korea Fund, Inc.
Lawrence G. Altadonna Treasurer, Principal Financial and Accounting Officer 1966	3/2003 to present	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Treasurer of numerous funds in the Fund Complex (2005-2010).
Angela Borreggine (2) Chief Legal Officer and Secretary 1964	12/2015 to present	Director, and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Chief Legal Officer and Secretary of 65 funds in the Fund Complex.
Thomas L. Harter, CFA Chief Compliance Officer 1975	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors Fund Management LLC; Chief Compliance Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).
Scott Whisten Assistant Treasurer 1971	1/2007 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 65 funds in the Fund Complex.
Richard J. Cochran Assistant Treasurer 1961	5/2008 to present	Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 65 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili Assistant Treasurer 1974	1/2011 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 65 funds in the Fund Complex.
Debra Rubano Assistant Secretary 1975	12/2015 to present	Director, and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 65 funds in the Fund Complex.

* Unless otherwise indicated, the business address of the person listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Each of the Fund’s executive officers is an “interested person” of the Funds (as defined in Section 2 (a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

(1)	Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary to each Fund was appointed President and Chief Executive Officer to each Fund.
(2)	Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary to each Fund was appointed Chief Legal Officer and Secretary to each Fund.

60	Annual Report	| February 29, 2016

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Fund Officers

Thomas J. Fuccillo

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

Brown Brothers Harriman & Co

50 Post Office Square

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Allianz Global Investors Distributors LLC	AZ603AR_022916

AGI-2016-02-22-14586

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were no amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $66,950 in 2015 and $66,950 in 2016.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $10,300 in 2015 and $10,300 in 2016. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,820 in 2015 and $16,290 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Convertible & Income Fund (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to provided,

•	the fees to be charged in connection with the services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

•	The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

•	Accounting consultations

•	Fund merger support services

Agreed upon procedure reports (inclusive of the annual review of Basic Maintenance testing associated with issuance of Preferred Shares)

•	Other attestation reports

•	Comfort letters

•	Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and, sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support service

•	Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds*

Financial information systems design and implementation*

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports*

Actuarial services*

Internal audit outsourcing services*

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

*	Such services are not prohibited under Rule 2-01(c)(4) of Regulation S-X if it is reasonable to conclude that the results of these services will not be subject to audit procedures during the audit of the audit client’s financial statements.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2015 Reporting Period was $4,141,656 and for the 2016 Reporting Period was $5,096,926.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, F. Ford Drummond, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, Alan Rappaport and Davey S. Scoon.

ITEM 6.	INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

ALLIANZGI CONVERTIBLE & INCOME FUND (NCV)

ALLIANZGI CONVERTIBLE & INCOME FUND II (NCZ)

(each a “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trusts’ current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statement or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting the proxies (e.g., the sub-adviser) will vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AllianzGI US has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.

AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues and corporate actions. AllianzGI US has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft- Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on non-U.S. securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI US will vote shares on such issues. Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI US may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines.

If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 29, 2016, the following individuals at Allianz Global Investors U.S. LLC ( “Allianz Global Investors” or “AllianzGI US”) constitute the team that has primary responsibility for the day-to-day implementation of the AllianzGI Convertible & Income Fund (NCV) and AllianzGI Convertible & Income Fund II (NCZ), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA

Managing Director, Portfolio Manager

CIO US Income & Growth Strategies

Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has 24 years of investment-industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa.

Justin Kass, CFA

Managing Director, Portfolio Manager

Mr. Kass, CFA, is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team. Mr. Kass has 18 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the respective Fund, that were managed by the Portfolio Managers as of February 29, 2016 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

NCV

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Douglas G. Forsyth	8	7,454	19	3,196 *	19	16,556
Justin Kass	5	5,986	16	3,076 **	13	16,231

*	Of these Other Accounts, two accounts totaling $781 million in assets pay an advisory fee that is based on the performance of the accounts.
**	Of these Other Accounts, one account totaling $223 million in assets pay an advisory fee that is based on the performance of the account.

Potential Conflicts of Interest

AllianzGI US does not make any of its own investments. Like other investment professionals with multiple clients, the portfolio managers for the AllianzGI US Sub-advised Funds may face certain potential conflicts of interest in connection with managing both the Funds and other accounts at the same time. These potential conflicts are described below and AllianzGI US believes such potential conflicts are faced by investment professionals at most major financial firms. AllianzGI US and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when the portfolio managers consider the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

AllianzGI charges competitive rates for managing client assets. Fees vary depending on the particular types of portfolios managed, clients, and respective size of the client’s portfolios under management. In this regard, providing services to some types of portfolios and clients require additional resources, and AllianzGI US’s management fee structure is designed, in part, to address these differences. AllianzGI US utilizes the revenue received from the fees paid by their clients to support the investment, research, operations, and business requirements needed to provide their clients with the overall results that they expect.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. AllianzGI US and the Board of Trustees have adopted compliance procedures that provide that any transactions between a Fund and another AllianzGI US account must be in the best interests of both the buying and selling account, and made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Funds’ portfolio managers who are responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Fund and/or accounts that he or she manages. The Funds’ portfolio managers may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. AllianzGI US’s investment personnel, including the Funds’ portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to the Code of Ethics adopted by AllianzGI US and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See section entitled “Code of Ethics.”

At the individual strategy level, AllianzGI US regularly monitors capacity and limits AUM by strategy as necessary so the firm can continue to maintain its value-added investment services. This review is based primarily on security-level liquidity and includes an examination of liquidity at an aggregate level for products within the same market capitalization range. This ensures that the firm accounts for any product overlap within a capitalization range.

AllianzGI US may close a product or decline a new business opportunity in an effort to maintain the strategy’s style consistency and performance results.

Any proprietary research or special reports produced by AllianzGI US’s investment professionals that are shared externally are made available to all of the firm’s clients.

AllianzGI US manages all client accounts and funds within the guidelines of their strategy. All clients who invest in the strategy are treated consistently with respect to buys and sells.

AllianzGI US does not provide guarantees or commitments to fund investors that could influence the Adviser’s investment decisions for a fund.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price and Huachen Chen. Mr. Price and Mr. Chen are dually employed by Pallas and by AllianzGI US.

Pallas serves as investment manager to unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P., Pallas Investments II, L.P., and CP21, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. Pallas Global Technology Hedge Fund, L.P. and CP21, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price and Mr. Chen own a majority of the interests in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.5 % for Pallas Global Technology Hedge Fund, L.P. and CP21 L.P.

Mr. Price and Mr. Chen act as portfolio managers for certain AllianzGI US client accounts including, among others, the AllianzGI Technology Fund.

AllianzGI US and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of AllianzGI US’s affiliates, and may serve as sub-adviser for accounts or clients for which AllianzGI US or one of its affiliates serves as investment manager or investment adviser. AllianzGI US also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

AllianzGI US, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. AllianzGI US and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through AllianzGI US’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by AllianzGI US on behalf of AllianzGI US’s clients. All trades on behalf of Pallas’ clients that are executed through AllianzGI US’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both AllianzGI US and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time. (See response to Item 12 below.)

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price and Mr. Chen also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price and Mr. Chen have a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that they manage, and they may have an incentive to favor the Pallas Hedge Funds over other accounts that they manage. AllianzGI US has adopted procedures reasonably designed to ensure that Mr. Price and Mr. Chen meet their fiduciary obligations to all clients for whom they act as portfolio managers and treats all such clients fairly and equitably over time.

(a) (3)

As of May 3, 2016, the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI US’ compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold. The deferred component consists of a Long-Term Incentive Program Award (“LTIPA”) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50%/50% between the LTIPA and a Deferral into Funds program (“DIF”), which enables employees to invest in Allianz Global Investors’ investment strategies. Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards. Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals typically will be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect our core values of excellence, passion, integrity and respect. The LTIPA element of the variable compensation, if applicable, cliff vests three years after each (typically annual) award. Its value is directly linked to the operating profit of Allianz Global Investors. The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

•	For most investment professionals, and in particular portfolio managers, the quantitative element is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. For research analysts, the quantitative element is a combination of relative peer group performance and sector model portfolios. For traders, the quantitative element uses a benchmarked trading metric that measures performance relative to an external peer group.

•	The qualitative element includes topics such as idea sharing, global co-operation and behavior, which reflect our core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input.

•	Asset growth affects investment professional compensation indirectly via our LTIPA and Allianz Global Investors’ overall ability to pay our staff competitively.

•	A few investment teams, such as those running liquid alternative strategies, have their compensation linked to revenue growth in addition to investment performance and the other factors described. In these instances, compensation is subject to the same principles, such as deferral into LTIPA and DIF into Funds, as our discretionary compensation structure.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 29, 2016.

AllianzGI Convertible & Income Fund
PM Ownership
Douglas G. Forsyth	None
Justin Kass	$50,001 - $100,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Convertible & Income Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: May 3, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: May 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: May 3, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: May 3, 2016